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                                                   EXHIBIT - 23.0


                Consent of Independent Accountants
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We hereby consent to the incorporation by reference in each of the two Registration Statements on Form S-8 (No. 33-51454 and No. 333-01061) of Mattel, Inc. of our report dated June 18, 1999 relating to the financial statements, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
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Los Angeles, California
June 29, 1999